UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22485

Aberdeen Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1 —     Reports to Stockholders —

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Manager Commentary
October 31, 2017 (unaudited)

Dear Shareholder,

We are pleased to present the 2017 Annual Report for Aberdeen Income Credit Strategies Fund (formerly known as “Avenue Income Credit Strategies Fund”) (the “Fund”).

At the Special Meeting of Shareholders of the Fund held on November 16, 2017, the Fund’s shareholders approved a new advisory agreement with Aberdeen Asset Managers Limited (“AAML”) as well as a sub-advisory agreement with Aberdeen Asset Management Inc. (“AAMI”) and elected three new Trustees. Effective December 1, 2017, AAML and AAMI became the investment adviser and sub-adviser, respectively, of the Fund and assumed responsibility for the design and implementation of the Fund’s investment program, and AAMI became the administrator. Upon the transition, the Fund’s name changed to Aberdeen Income Credit Strategies Fund. AAML is a corporation organized under the laws of the United Kingdom and a U.S. registered investment adviser. AAML and AAMI are indirect subsidiaries of Standard Life Aberdeen plc, a Scottish limited company listed on the London stock exchange.

Effective December 1, 2017, in conjunction with the assumption by AAML of the investment advisory agreement (See note 14), Steven Logan and Ben Pakenham became portfolio managers for the Fund. The Fund is managed using a team-based approach, with Messrs. Logan and Pakenham being jointly and primarily responsible for the day-to-day management of the Fund. Mr. Logan is Global Head of High Yield and joined AAML following the Scottish Widows Investment Partnership acquisition in April 2014, where he was an Investment Director in 2001 before becoming Head of European High Yield in 2006. Mr. Packenham is Deputy Global Head of High Yield and joined AAML in 2011 from Henderson Global investors, where he was the lead fund manager on various credit portfolios.

The following Manager Commentary covers the one year period ended October 31, 2017.

Performance1

For the one year period ended October 31, 2017, the Fund had a total return of 15.34% based on net asset value per share, and 28.39% based on market value per share. The average annual total return from January 27, 2011 (inception) through October 31, 2017, was 6.61% based on net asset value per share, and 5.23% based on market value per share. 2,3 The closing price of the Fund’s shares as of October 31, 2017 on the New York Stock Exchange was $14.62 representing a -4.13% discount to the Fund’s net asset value per share of $15.25.

Returns

The Fund invests across a range of assets. The below indices cover asset classes that the Fund’s former investment adviser, Avenue Capital Management II, L.P. (“Avenue”), believes are the same as, or similar to, the asset classes to which the Fund’s assets are exposed (in whole or in part).

Fund/Index	Return Over the Period 11/1/2016 - 10/31/2017
Aberdeen Income Credit Strategies Fund (ACP) based on net asset value per share	15.34%
Aberdeen Income Credit Strategies Fund (ACP) based on market value per share	28.39%
Bloomberg Barclays U.S. Corporate High Yield Index[4]	8.92%
CS Leveraged Loan Index[4]	5.25%

Performance data shown represents past performance and does not guarantee future results. Current and future performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Manager Commentary (continued)
October 31, 2017 (unaudited)

reinvestment of all dividends. The Fund is subject to various fees and expenses which include advisory fees, operating expenses, investment related expenses (including but not limited to interest on borrowings) and extraordinary expenses, and the performance shown above reflects the deduction of such fees and expenses. The performance above reflects fee waivers and/or expense reimbursements made by Avenue. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Performance information is not annualized, unless otherwise noted. The Fund commenced operations on January 27, 2011. Current performance for the most recent month end can be obtained by calling 1-800-522-5465. An independent accountant has not audited, reviewed or compiled the performance results.

Factors Affecting Performance

The Fund outperformed the Bloomberg Barclays U.S. Corporate High Yield Index and CS Leveraged Loan Index over the period.

The top issuer contributors for the one year period ended October 31, 2017 were:

 K Hovnanian Enterprises Inc., Dynegy Inc., Valeant Pharmaceuticals International, Inc., Intelsat, Ltd., EP Energy5

The top issuer detractors for the one year period ended October 31, 2017 were:

 TOYS R US, La Paloma, Rite Aid Corporation, JC Penney Corporation Inc., Commonwealth of Puerto Rico6

During the period, the Fund’s use of leverage decreased from 30.3% to 29.4% as a percentage of managed assets and the leverage amount remained unchanged for the period at $83,000,000.

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

The views and opinions in the preceding discussion are subject to change. There is no guarantee that any market forecast set forth in the discussion will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Fund Outlook from AAML

In early November 2017, the Bank of England raised interest rates for the first time in a decade and indicated the start of a gradual increase in borrowing costs, as monetary policymakers seek to prevent a sustained rise in inflation without choking economic recovery. Meanwhile, the U.S. Federal Reserve grew more vocal about unwinding its balance sheet. Bond markets currently appear to be taking the news in stride, reflecting low wage growth and modest inflation pressures and, therefore, are anticipating only moderate monetary policy tightening. The credit cycle in North America is mature,7 but the conditions for a systemic spike in the level of corporate defaults are not evident, in our view. It was only in recent years that roughly 25% of the U.S. high-yield market had a cathartic cleansing of the weakest energy- and commodity-related corporate balance sheets. While pockets of weakness exist in sectors such as healthcare, telecommunications and retail, we think that bond prices already reflect much of this higher risk. Global financial markets remain vulnerable to precarious political developments on the Korean peninsula and the Middle East, but history shows that financial markets are poor at pricing these low-probability — but high-impact — events. Perhaps that is because most of the time these risks do not materialize and markets become accustomed to offering unnecessary risk premia.8 The possibility of renewed volatility in commodity prices and potentially protectionist trade policies from the administration of President Donald Trump in the U.S persists. However, there are also risks to the upside from progress on U.S. tax reform and infrastructure spending.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Manager Commentary (continued)
October 31, 2017 (unaudited)

It appears that the sequence of election results in Europe since the start of 2017 has reduced the risks of further populist outcomes. The Eurozone is enjoying a strong period of economic growth boosted by loose monetary policy, set at a level that we believe could prove far too stimulatory for the fully employed, booming economy in Germany. We strongly believe that there will be further periods of political turbulence, as those countries with weaker economies and competitive positions take issue with the global disparity in wealth. While Europe most likely will remain a significant source of news headlines, we feel that investors’ main focus will be China and its attempts to reduce credit growth while maintaining financial stability.

We anticipate that an emphasis on current low inflation levels will continue to have some impact on global monetary policy in the short term, but we do not feel that unexpectedly low inflation will continue for a long period. We believe that global central banks will increasingly focus on the longer-term impact of their policies on economic strength (and therefore, price stability) now that unemployment rates are falling to pre-global financial crisis levels.

Regarding the global high-yield sector (excluding emerging markets), we believe the short-term outlook is positive as there remains a shortage of income-producing assets globally. President Trump could yet deliver tax cuts, which could boost risk appetite. While we think that valuations already discount this rosy outlook and offer little room for disappointment or increased volatility, we feel that current credit spreads overcompensate for the expected low level of defaults.

1                   Performance data shown represents past performance and does not guarantee future results. Current and future performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. All returns assume reinvestment of all dividends. The Fund is subject to various fees and expenses which include advisory fees, operating expenses, investment related expenses (including but not limited to interest on borrowings) and extraordinary expenses, and the performance shown above reflects the deduction of such fees and expenses. The performance above reflects fee waivers and/or expense reimbursements made by Avenue. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Performance information is not annualized, unless otherwise noted. Current performance for the most recent month end can be obtained by calling 1-800-522-5465. An independent accountant has not audited, reviewed or compiled the performance results.

2                   Includes dilution of approximately $0.97 to net asset value (“NAV”) per share resulting from the Fund’s transferable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

3                 Includes dilution of approximately $0.94 to NAV per share resulting from the Fund’s transferable rights offering, which expired on March 23, 2012. In connection with such offering, the Fund issued 2,450,466 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

4                   Index information was compiled from sources that Avenue has provided. No representation or guarantee is made hereby with respect to the accuracy or completeness of such data. The Bloomberg Barclays U.S. Corporate High Yield Index comprises issues that have at least $150 million par value outstanding, a maximum credit rating of Ba1 or BB+ (excluding defaulted issues) and at least one year to maturity. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Investors cannot invest directly in an index, and index performance does not reflect the deduction of any fees or expenses. There are material differences between such indices and the Fund, including without limitation that such indices are unmanaged, broadly-based indices, do not reflect payment of management or brokerage fees and differ in numerous other respects from the portfolio composition of the Fund; as a result, the Fund’s investment portfolio is materially different from any given index. Indices include reinvestment of dividends and other income.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Manager Commentary (concluded)
October 31, 2017 (unaudited)

5                   The top contributors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top contributors does not represent all investments held, purchased or sold during the reporting period and is based on Avenue’s books and records. As of the reporting date of October 31, 2017, the positions listed represented the following percentages of the Fund on a market value basis: K Hovnanian Enterprises Inc. 0.0%, Dynegy Inc. 6.0%, Valeant Pharmaceuticals International, Inc. 7.9%, Intelsat, Ltd. 6.5% and EP Energy 5.5%.

6                   The top detractors are evaluated on a total profit and loss basis, which includes realized and unrealized market value gains and losses, impact from foreign exchange transactions, and accrued interest. The list of top detractors does not represent all investments held, purchased or sold during the reporting period and is based on Avenue’s books and records. As of the reporting date of October 31, 2017, the positions listed represented the following percentages of the Fund on a market value basis: TOYS R US 0.0%, La Paloma 0.1%, Rite Aid Corporation 2.6%, JC Penney Corporation Inc. 6.9% and Commonwealth of Puerto Rico 0.2%.

7                   In the mature stage of a credit cycle, assets usually begin to decrease in value or their income payments decline, making it more difficult to repay loans. Banks subsequently tighten lending requirements and raise interest rates due to the higher risk of defaults by borrowers.

8                   A risk premium is the return in excess of the risk-free rate of return an investment is expected to yield.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Financial Data(a)
October 31, 2017 (unaudited)

Security Type(b)	Ratings(c)	Geographic Allocation(d)

Top Five Industries(f)	Top 10 Largest Holdings(g)

	1 Hexion Inc.	6.3%
	2 Valeant Pharmaceuticals International, Inc.	5.6%
	3 Endo Finance LLC	5.0%
	4 JC Penney Corporation Inc.	4.8%
	5 Community Health Systems, Inc.	4.7%
	6 Seadrill Ltd	4.7%
	7 Intelsat, Ltd.	4.6%
	8 California Resources Corporation	4.6%
	9 Dynegy Inc.	4.3%
	10 Ishares Iboxx High Yield Corporate Bond Fund	4.1%
	Total Top 10:	48.7%

(a)         Holdings are subject to change without notice. Calculated as a percent of managed assets as of the date of this document. Where applicable, percentages may not add to 100% due to rounding.

(b)        Security Type, as defined by Avenue Capital Management II, L.P. (the Fund’s then current investment adviser (“Avenue”)), is sourced from Bloomberg as well as developed via internal classifications.

(c)         Ratings information represent Standard & Poor’s ratings on instruments in the portfolio. Ratings are provided for informational purposes only and may change over time. Standard & Poor’s rates securities from AAA (highest quality) to C (lowest quality), and D to indicate securities in default. BB and below are considered below investment grade securities. Greater risk, such as increased volatility, limited liquidity, prepayment, non-payment and increased default risk, is inherent in portfolios that invest in high yield (“junk”) bonds. The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or “junk” securities.

(d)        The geographic allocation is based on where Avenue believes the country of risk to be. Country of risk is the country where the majority of the company’s operations are based or where it is headquartered. Investment in non-U.S. securities is subject to the risk of currency fluctuations and to economic and political risks associated with such foreign countries.

(e)         Cash and Cash Equivalents includes cash as well as other non-investment asset and liabilities (net), excluding borrowings under credit facilities.

(f)          Industries are represented using GICS classifications.

(g)         The holdings of the Fund are calculated based on Issuer as opposed to Issue. The number of Issues the Fund owns will be significantly higher than the number of Issuers set forth herein.

(h)        Loans may include senior secured, senior unsecured and subordinated loan obligations.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Schedule of Investments

October 31, 2017

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CORPORATE BONDS & NOTES — 109.3%
Chemicals — 12.1%
Hexion, Inc.:
	6.63%	4/15/2020		$5,177	$4,607,530
	9.00%	11/15/2020		1,937	1,380,113
	10.00%	4/15/2020		8,336	7,919,200
	10.38%	2/1/2022	(a)	4,112	3,875,560
Platform Specialty Products Corp.	10.38%	5/1/2021	(a)	1,000	1,085,000
Tronox Finance LLC	7.50%	3/15/2022	(a)	3,050	3,198,687
Tronox Finance PLC	5.75%	10/1/2025	(a)	2,000	2,087,500
					24,153,590
Diversified Telecommunication Services — 10.0%
CSC Holdings LLC	5.25%	6/1/2024		1,260	1,254,488
Frontier Communications Corp.	10.50%	9/15/2022		6,481	5,654,672
Intelsat Jackson Holdings SA:
	8.00%	2/15/2024	(a)	3,250	3,445,000
	9.50%	9/30/2022	(a)	4,450	5,223,187
	9.75%	7/15/2025	(a)	4,310	4,336,938
					19,914,285
Energy Equipment & Services — 1.3%
Transocean, Inc.	9.00%	7/15/2023	(a)	1,950	2,115,750
Weatherford International Ltd.	7.75%	6/15/2021		500	515,000
					2,630,750
Food & Staples Retailing — 2.6%
Rite Aid Corp.	7.70%	2/15/2027		6,092	5,178,200
Health Care Providers & Services — 9.7%
CHS/Community Health Systems, Inc.	6.25%	3/31/2023		13,925	13,402,812
Tenet Healthcare Corp.	5.13%	5/1/2025	(a)	6,000	5,842,500
					19,245,312
Independent Power and Renewable Electricity Producers — 9.1%
Dynegy, Inc.	7.63%	11/1/2024		11,015	12,033,888
Talen Energy Supply LLC	9.50%	7/15/2022	(a)	5,988	6,167,640
					18,201,528
IT Services — 2.1%
First Data Corp.	7.00%	12/1/2023	(a)	4,000	4,280,080
Media — 7.2%
Altice Financing	7.50%	5/15/2026	(a)	4,427	4,853,099
Altice Luxembourg SA	7.75%	5/15/2022	(a)	2,030	2,149,263
Cequel Communications Holdings	7.75%	7/15/2025	(a)	3,601	3,934,092
Clear Channel Worldwide Holdings, Inc.	7.63%	3/15/2020		3,500	3,495,625
					14,432,079
Metals & Mining — 2.3%
Alcoa Nederland Holding BV	7.00%	9/30/2026	(a)	4,000	4,560,000
Multiline Retail — 8.8%
JC Penney Corp, Inc.	5.88%	7/1/2023	(a)	14,250	13,666,463
The Neiman Marcus Group, Inc.	8.00%	10/15/2021	(a)	6,457	3,809,630
					17,476,093

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Schedule of Investments (continued)

October 31, 2017

Security Description	Coupon	Maturity		Principal Amount (000)	Value

Oil, Gas & Consumable Fuels — 23.0%
California Resources Corp.	8.00%	12/15/2022	(a)	$6,009	$3,965,940
Denbury Resources, Inc.	9.00%	5/15/2021	(a)	4,341	4,243,328
EP Energy LLC / Everest Acquisition Finance, Inc.:
	6.38%	6/15/2023		1,966	1,169,770
	7.75%	9/1/2022		30	18,450
	9.38%	5/1/2020		11,692	9,817,655
Oasis Petroleum, Inc.	6.88%	3/15/2022		3,452	3,538,300
Peabody Energy Corp.:
	6.00%	3/31/2022	(a)	450	463,500
	6.38%	3/31/2025	(a)	6,400	6,600,000
Sable Permian Resources:
	7.13%	11/1/2020	(a)	10,860	9,312,450
	7.38%	11/1/2021	(a)	1,395	1,192,725
Whiting Petroleum Corp.	5.00%	3/15/2019		5,533	5,581,414
					45,903,532
Pharmaceuticals — 15.0%
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.	6.00%	2/1/2025	(a)	17,792	14,144,640
Valeant Pharmaceuticals International, Inc.:
	5.88%	5/15/2023	(a)	6,658	5,626,010
	6.50%	3/15/2022	(a)	1,420	1,505,200
	7.00%	3/15/2024	(a)	7,895	8,546,337
					29,822,187
Specialty Retail — 2.4%
The Men’s Wearhouse, Inc.	7.00%	7/1/2022		5,092	4,837,400
Technology Hardware, Storage & Peripherals — 3.7%
Western Digital Corp.:
	7.38%	4/1/2023	(a)	1,408	1,541,760
	10.50%	4/1/2024		5,000	5,867,500
					7,409,260

TOTAL CORPORATE BONDS & NOTES (Cost $211,602,455)					218,044,296

SENIOR LOANS — 14.7% (b)
Auto Components — 0.6%
Chassix Holdings Inc. Exit Term Loan (LIBOR + 12.000%)	12.00%	7/29/2019	(c)	1,157	1,154,448
Communications Equipment — 0.8%
Avaya, Inc. DIP Term Loan (LIBOR + 7.500%)	8.74%	1/23/2018		1,600	1,603,136
Electric Utilities — 0.1%
La Paloma Generating Co. LLC 2nd Lien Term Loan (LIBOR + 8.250%)	9.25%	2/20/2020	(c)(d)(e)	4,000	200,000
Energy Equipment & Services — 6.6%
Seadrill Partners Finco LLC Term Loan B (LIBOR + 3.000%)	4.33%	2/21/2021		17,320	13,138,707
Health Care Providers & Services — 0.7%
Quorum Health Corp. Term Loan B (LIBOR + 6.750%)	7.98%	4/29/2022		1,315	1,328,426
Media — 1.4%
Endemol (AP NMT Acquisition) 1st Lien Term Loan (LIBOR + 5.750%)	7.09%	8/13/2021		3,017	2,903,444
Oil, Gas & Consumable Fuels — 4.5%
California Resources Corp. Second Out Term Loan (LIBOR + 10.375%)	11.61%	12/31/2021		8,330	8,920,014
Connacher Oil & Gas Ltd. Term Loan B PIK (LIBOR + 8.000%)	9.00%	5/23/2018	(c)(d)(e)	181	21,710
Southern Pacific Resource Corp. 1st Lien Term Loan (LIBOR + 10.000%)	14.25%	3/31/2019	(c)(d)(e)	1,519	—
					8,941,724

TOTAL SENIOR LOANS (Cost $33,226,107)					29,269,885

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Schedule of Investments (continued)

October 31, 2017

Security Description	Coupon	Maturity		Principal Amount (000)	Value

CONVERTIBLE BONDS — 1.1%
Oil, Gas & Consumable Fuels — 0.0% (f)
Connacher Oil and Gas Ltd.	12.00%	8/31/2018	(a)(c)(d)(e)	$201	$2,008
Thrifts & Mortgage Finance — 1.1%
MGIC Investment Corp.	9.00%	4/1/2063	(a)	1,625	2,245,547

TOTAL CONVERTIBLE BONDS (Cost $2,042,576)					2,247,555

MUNICIPAL BONDS — 0.2%
Puerto Rico — 0.2%
Commonwealth of Puerto Rico	8.00%	7/1/2035	(d)(e)	1,300	386,750

TOTAL MUNICIPAL BONDS (Cost $1,225,400)					386,750

				Shares

EQUITY — 3.2%
Auto Components — 3.2%
Chassix Holdings, Inc. (c)(e)				224,629	6,364,413
Oil, Gas & Consumable Fuels — 0.0% (f)
Connacher Oil and Gas Ltd. (c)(e)				133,652	—

TOTAL EQUITY (Cost $9,057,150)					6,364,413

WARRANTS (f) — 0.1%
Auto Components (f) — 0.1%
Chassix Holdings, Inc. Call Expires 7/29/2020 (c)(e)				19,932	146,700

TOTAL WARRANTS (Cost $153,676)					146,700

INVESTMENT COMPANIES — 8.6%
Exchange Traded Funds — 8.6%
iShares iBoxx High Yield Corporate Bond ETF				130,500	11,545,335
SPDR Barclays High Yield Bond ETF				150,000	5,586,000

TOTAL INVESTMENT COMPANIES (Cost $17,130,110)					17,131,335

TOTAL INVESTMENTS — 137.2% (Cost $274,437,474)					273,590,934

EQUITY SOLD SHORT — (0.9)%
Energy Equipment & Services — (0.5)%
Transocean Ltd. (e)				(32,500)	(341,250)
Weatherford International PLC (e)				(234,000)	(811,980)
					(1,153,230)
Specialty Retail — (0.4)%
Tailored Brands, Inc.				(49,910)	(771,110)

TOTAL EQUITY SOLD SHORT — (0.9)% (Proceeds $2,469,449)					(1,924,340)
TOTAL SECURITIES SOLD SHORT — (0.9)% (Proceeds $2,469,449)					(1,924,340)
OTHER ASSETS & LIABILITIES — (36.3)%					(72,292,080)
NET ASSETS — 100.0%					$199,374,514

Percentages are calculated as a percentage of net assets as of October 31, 2017.

(a)

Securities exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, to Qualified Institutional Investors as defined in Rule 144a promulgated under the Securities Act of 1933, as amended.

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Schedule of Investments (concluded)

October 31, 2017

(b)

Interest rates on Senior Loans may be fixed or may float periodically. On floating rate Senior Loans, the interest rates typically are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is a standard inter-bank offered rate, such as LIBOR, the prime rate offered by one or more major U.S. banks, or the certificate of deposit rate or other base lending rates used by commercial lenders. Floating rate Senior Loans adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually.

(c)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(d)	Defaulted security. Issuer in bankruptcy.
(e)	Non-income producing.
(f)	Amount shown represents less than 0.05% of net assets.

DIP — Debtor In Possession

ETF — Exchange Traded Funds

LIBOR — London Interbank Offered Rate

PIK — Payment in Kind

PLC — Public Limited Company

Geographic Allocation of Investments:

Country	Percentage of Net Assets	Value
United States	118.1%	$235,401,828
Luxembourg	10.0	20,007,487
Norway	6.6	13,138,707
Netherlands	1.4	2,903,444
Switzerland	1.1	2,115,750
Canada	0.0	23,718
Total Investments	137.2%	$273,590,934

United States (securities sold short)	(0.8)%	$(1,583,090)
Switzerland (securities sold short)	(0.1)	(341,250)
Total Securities Sold Short	(0.9)%	$(1,924,340)

The geographic allocation is based on where Avenue Capital Management II L.P., “Avenue”, believes the country of risk to be. Country of risk is traditionally the country where the majority of the company’s operations are based or where it is headquartered.

Amounts listed as 0.0 are 0% or round to 0.0%

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Statement of Assets and Liabilities

October 31, 2017

Assets
Investments in securities of unaffiliated issuers, at value (cost $274,437,474)	$273,590,934
Interest receivable — unaffiliated issuers	4,871,721
Cash collateral held at broker	3,577,449
Receivable for investments sold	2,729,522
Cash	1,455,266
Prepaid expenses	23,452
Total Assets	286,248,344

Liabilities
Payable for line of credit	83,000,000
Securities sold short, at value (proceeds of $2,469,449)	1,924,340
Payable for investments purchased	1,324,863
Accrued investment advisory fee	298,680
Accrued Trustee’s fees and expenses	22,500
Accrued expenses	303,447
Total Liabilities	86,873,830
Net Assets	$199,374,514

Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 13,074,072 shares issued and outstanding	$13,074
Paid in capital	225,997,328
Undistributed net investment income	989,607
Accumulated net realized loss on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(27,301,262)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(324,233)
Net Assets	$199,374,514

Net Asset Value Per Common Share
$199,374,514 divided by 13,074,072 common shares outstanding	$15.25

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Statement of Operations

For the year ended October 31, 2017

Investment Income
Interest income	$25,530,613
Dividend income	172,213
Total Investment Income	25,702,826

Expenses
Investment Advisory fee	3,521,537
Interest expense and commitment fee on credit facility	1,726,264
Professional fees	314,629
Fund Accounting and Custody fees	158,364
Administration fees	151,050
Trustee’s fees and expenses	90,000
Insurance expense	75,601
Shareholder reporting expenses	47,730
Dividend expense on securities sold short	26,068
Transfer agent fees	9,612
Loan servicing fees	5,558
Other expenses	99,987
Total expenses	6,226,400
Expenses recouped by Investment Adviser (Note 4)	43,040
Net Expenses	6,269,440
Net Investment Income	19,433,386

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Transactions and Swap Contracts:
Net realized gain (loss) on:
Investments in securities	(9,329,062)
Investments in securities sold short	517,628
Forward foreign currency contracts	25,467
Foreign currency transactions	3,011
Swap contracts	558,403
(8,224,553)
Net change in unrealized appreciation (depreciation) on:
Investments in securities	15,385,474
Investments in securities sold short	316,044
Forward foreign currency contracts	(31,554)
Foreign currency transactions	3
Swap contracts	(833)
15,669,134
Net realized and unrealized gain on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts:	7,444,581
Net increase in net assets resulting from operations	$26,877,967

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Statement of Changes In Net Assets

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase in Net Assets from Operations:
Net investment income	$19,433,386	$19,134,306
Net realized gain (loss) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	(8,224,553)	(17,867,502)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, forward foreign currency contracts, foreign currency transactions and swap contracts	15,669,134	13,946,053
Net increase in net assets resulting from operations	26,877,967	15,212,857

Distributions to Shareholders from:
Net investment income	(18,826,664)	(17,076,217)
Return of capital	—	(1,750,447)
Total distributions to shareholders	(18,826,664)	(18,826,664)
Net increase (decrease) in net assets during the year	8,051,303	(3,613,807)
Net assets at beginning of year	191,323,211	194,937,018
Net assets, end of year (including undistributed net investment income of $989,607 and $(37,988), respectively)	$199,374,514	$191,323,211

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Statement of Cash Flows

For the fiscal year ended October 31, 2017

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$26,877,967
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(265,173,740)
Investments sold and principal repayments	254,728,655
PIK interest income	(67,934)
Decrease in premium received, net of OTC swap contracts	(492,291)
Decrease in short-term investments, excluding foreign government securities	14,093,031
Net amortization/accretion of premium (discount)	(4,507,201)
Increase in cash collateral held at broker	(325,112)
Decrease in interest receivable	589,209
Net unrealized (appreciation) depreciation on open forward foreign currency translations	31,554
Increase in prepaid expenses	(4,844)
Increase in accrued investment advisory fee	519
Increase in accrued expenses	31,056
Payments for investments in securities sold short	(1,811,148)
Proceeds from sales of investments in securities sold short	3,201,460
Net realized loss from investments in securities sold short	(517,628)
Net change in unrealized (appreciation) depreciation from investments in securities sold short	(316,044)
Net change in unrealized (appreciation) depreciation from swap contracts	833
Net change in unrealized depreciation from investments	(15,385,474)
Net realized loss on investments in securities	9,329,062
Net cash provided by operating activities	20,281,930
Cash Flows from Financing Activities
Distributions paid to shareholders	(18,826,664)
Net cash used in financing activities	$(18,826,664)
Net change in cash	1,455,266
Cash at beginning of year	—
Cash at end of year	$1,455,266

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$1,726,264

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net asset value, beginning of period	$14.63	$14.91	$18.04	$18.63	$18.46
Income (loss) from investment operations:
Net investment income[1]	1.49	1.46	1.48	1.57	1.56
Net realized and unrealized gain (loss)	0.57	(0.30)	(2.76)	(0.55)	1.02
Total from investment operations	2.06	1.16	(1.28)	1.02	2.58
Distributions to shareholders from:
Net investment income	(1.44)	(1.31)	(1.59)	(1.54)	(1.39)
Net realized gains	—	—	(0.26)	(0.07)	(0.05)
Return of capital	—	(0.13)	—	—	—
Total distributions	(1.44)	(1.44)	(1.85)	(1.61)	(1.44)
Capital Share Transactions
Dilutive effect on net asset value as a result of rights offering	—	—	—	—	(0.93)
Offering costs charged to paid-in-capital	—	—	—	—	(0.04)
Net asset value, end of period	$15.25	$14.63	$14.91	$18.04	$18.63
Market value, end of period	$14.62	$12.60	$13.09	$16.35	$17.20
Total return on net asset value[2]	15.34%	10.86%	(6.36)%	6.19%	9.29%[3]
Total return on market value[2]	28.39%	8.75%	(9.29)%	4.24%	2.23%[3]
Net assets, end of period (in 000’s)	$199,375	$191,323	$194,937	$235,813	$243,601
Ratio of expenses to average net assets	3.15%	3.04%	2.86%	2.89%	2.70%
Ratio of expenses to average net assets excluding interest expense, commitment fee and loan servicing fees	2.26%[4]	2.33%[4]	2.32%[4]	2.27%[4]	2.27%
Ratio of net investment income to average net assets	9.78%	10.88%	9.07%	8.31%	8.40%

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Financial Highlights

Selected data for a share outstanding throughout each period

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Ratios before expense limitation/recoupment:
Ratio of expenses to average net assets	3.13%	3.06%	2.80%	2.77%	2.64%
Ratio of net investment income to average net assets	9.80%	10.86%	9.13%	8.43%	8.46%
Portfolio turnover rate	95%	95%	56%	48%	89%
Loans Outstanding, End of Year (000s)	$83,000	$83,000	$90,000	$100,000	$95,000
Asset Coverage per $1,000 unit of senior indebtedness[5]	$3,402	$3,305	$3,166	$3,358	$3,564

1	Per share amounts have been calculated using average shares outstanding.
2

Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

3

Includes dilution (net of offering costs) of approximately $0.97 to NAV per share resulting from the Fund’s transferrable rights offering, which expired on May 17, 2013. In connection with such offering, the Fund issued 3,268,518 additional common shares at a subscription price per share below the then-current NAV per share of the Fund.

4

For the years ended October 31, 2017, 2016, 2015 and 2014 the ratio of expenses to average net assets excludes dividend and interest expense on securities sold short, interest expense, commitment fee and loan servicing fees.

5

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Accompanying Notes to Financial Statements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements

October 31, 2017

1. Organization

Aberdeen Income Credit Strategies Fund, formerly known as “Avenue Income Credit Strategies Fund”, (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011. Effective December 1, 2017, in conjunction with the acquisition by Aberdeen Asset Managers Limited of certain assets related to Avenue Capital Management II, L.P.’s (“Avenue”) management of the Fund, the Avenue Income Credit Strategies Fund was rebranded as the Aberdeen Income Credit Strategies Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

The net asset value (“NAV”) per Common Share is generally determined daily by State Street Bank and Trust Company (“State Street”) as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for business. The NAV per share of the Common Shares is determined by calculating the total value of the Fund assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding at the Fund.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the use of estimates and assumptions by Avenue that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

The Fund is considered an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies.

SECURITY VALUATION — Corporate Bonds and Notes (including convertible and municipal bonds) and unlisted equities are valued using an evaluated quote provided by independent pricing services. Evaluated quotes provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional-size trading in similar groups of securities and other market data.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

Credit default swaps are valued using a pricing service, or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Equity securities listed on a U.S. stock exchange, including shares of exchange-traded funds, are valued at the latest quoted sales price on valuation date. Securities listed on a foreign exchange are valued at their closing price.

Forward foreign currency contracts are valued using quoted foreign exchange rates as of the close of the regular trading session on NYSE (generally 4:00 pm Eastern Time) on the days the NYSE is open for business. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees of the Fund (the “Board”).

Where reliable market quotes are not readily available from a third party pricing service, investments are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board. Any investment and other assets or liabilities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. For those issuers who are not paying in full, interest is recognized only if amounts are reasonably estimable and (considered to be) collectable. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities, subject to collectability. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes.

FEDERAL INCOME TAXES — The Fund has elected to be treated as, and intends to continue to qualify as, a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

MUNICIPAL BONDS — The amount of public information available about municipal bonds is generally less than for corporate equities or bonds, meaning that the investment performance of municipal bond investments may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal bonds also tends to be less well-developed and less liquid than many other securities markets, which may limit an owner’s ability to sell its bonds at attractive prices. The spread between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of non-traditional participants or the absence of traditional participants in the municipal markets may lead to greater volatility in the markets.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

SENIOR LOANS — The Fund may purchase assignments of, and participations in, senior secured floating rate and fixed rate loans (“Senior Loans”) originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. Participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately presented.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities. It is the Fund’s policy to net the unrealized appreciation and depreciation amounts for the same counterparty in presenting related amounts in the Statement of Assets and Liabilities.

Currently, the Fund executes all foreign currency contracts through State Street. Due to the Fund’s custodial contract with State Street, the Fund is able to avoid certain transaction fees and collateral requirements normally incurred with executing foreign currency contracts with third party brokers. It is the Fund’s policy that execution is done through an automated system with transparency as to other market participants and is monitored for best execution purposes.

SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

CREDIT DEFAULT SWAPS — An over the counter (“OTC”) credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. Certain types of credit default swaps are exchange-listed and subject to clearing. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) in the event of a defined adverse credit event with respect to the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Fund uses credit default swaps on corporate issuers to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index, among other factors, can result in a loss substantially greater than the amount invested in the swap itself. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive and could be in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of year end are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2017 for which the Fund is a seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

OTC swap payments received or made at the beginning of the measurement period are reflected as such and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized to realized gains or losses over the life of the swap or are recorded as realized gains or losses upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains or losses. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. The Fund segregates assets in the form of cash or liquid securities (i) in an amount equal to the notional amount of the credit default swaps of which it is the seller and; (ii) in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis.

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. Central clearing is designed to reduce counterparty risk compared to uncleared swaps because central clearing interposes the CCP as the counterparty to each participant’s swap, but it does not eliminate those risks completely. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Upfront payments or receipts, if any, are recorded as Premium paid or received, net for OTC swap contracts, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. Credit default swap transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. At October 31, 2017, the Fund held no swap positions.

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount, which is considered to represent fair value. It is the Fund’s policy that the value of collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, is not less than the repurchase price and is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including bankruptcy or other default of a seller of a repurchase agreement. At October 31, 2017, the Fund held no repurchase agreements.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2017, the Fund had no outstanding unfunded loan commitments.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at State Street, the Fund’s custodian.

INTEREST EXPENSE — Interest expense primarily relates to the Fund’s participation in a revolving credit facility. Interest expense is recorded as incurred.

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares (“Common Shareholders”). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.

4. Investment Advisory and Administration Agreements

Under an advisory agreement that was in place during the year ended October 31, 2017, the Fund’s then-current investment adviser, Avenue, an affiliate of Avenue Capital Group, received annual fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). Other entities advised by the Investment Adviser and its affiliates may have investments in the issuers held by the Fund.

At an “in person” meeting held on December 15, 2016 the Board unanimously approved the amendment and restatement of the Letter Agreement (an “Expense Limitation Agreement”) that was in place with Avenue during the year ended October 31, 2017, dated as of December 8, 2011, to extend the term of such Expense Limitation Agreement through and including February 28, 2018. Under the Expense Limitation Agreement, Avenue had contractually agreed to reimburse the Fund so that the Fund’s “Other Expenses” (as such term is used in the Fund’s registration statement on Form N-2) are limited to 0.50% per year of the Fund’s average daily assets attributable to Common Shares of the Fund (excluding (i) interest, taxes, brokerage commissions and expenditures

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund’s business). Under the expense limitation agreement, the Fund was permitted to repay any such reimbursement from Avenue if, within three years of the reimbursement, the Fund could repay Avenue without causing the Fund’s total Other Expenses to exceed 0.50% per year of the Fund’s average daily net assets attributable to Common Shares of the Fund for the fiscal year in which such repayment would occur when such amount repaid to the Fund’s former investment adviser is included in the Fund’s total Other Expenses. Thus, until those amounts are repaid, the Fund and the Common Shareholders will not enjoy any benefit of any reduced expenses. During the fiscal year, the former investment adviser recaptured $43,040 of expenses previously waived. There was no expense reduction remaining as of October 31, 2017.

During the year ended October 31, 2017, State Street provided, or arranged for the provision of, certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provided legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street received an annual fee, plus certain out-of-pocket expenses.

The Fund also contracted with State Street to provide custody, fund accounting and transfer agent services to the Fund. Custody, fund accounting and transfer agent fees were payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund entered into repurchase agreements and foreign currency transactions with State Street during the year.

5. Related Party Transactions

Affiliates of the Fund may have lending, brokerage, underwriting, or other business relationships with issuers of securities in which the Fund invests. Morgan Stanley, the global financial services firm, owns an indirect, noncontrolling minority interest in Avenue Capital Group. During the year, the Fund acquired securities in transactions with unaffiliated broker-dealers which were part of underwriting groups in which Morgan Stanley participated.

No shareholder, to the knowledge of the Fund, beneficially owned more than ten percent of the Fund’s Common Shares.

6. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $253,279,040 and $256,778,691, respectively, for the year ended October 31, 2017.

7. Share Transactions

The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. There were no common share transactions during the year ended October 31, 2017.

8. Federal Tax Information

As of October 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax return filings for the years ended October 31,

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

2017, October 31, 2016 and October 31, 2015, remain subject to examination by the Internal Revenue Service for a period of three years.

For the year ended October 31, 2017, permanent book tax differences related to foreign currency gains and losses and reclassifications of credit default swap income were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain
$(1)	$420,873	$(420,872)

The tax character of distributions declared for the years ended October 31, 2017 and October 31, 2016 were as follows:

	October 31, 2017	October 31, 2016
Distributions declared from:
Ordinary income*	$18,826,664	$17,076,217
Long-Term Capital Gains	—	—
Return of Capital	—	1,750,447
	$18,826,664	$18,826,664

___________
* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions

As of October 31, 2017, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation)*
$993,276	$(27,277,759)	$(351,405)

___________

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to wash sales and forward contracts being treated as realized for tax purposes.

At October 31, 2017, the Fund, for federal income tax purposes, had a capital loss carryforward of $27,277,759 that is long term and will not expire, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

The cost and unrealized appreciation (depreciation) of investments in securities of the Fund at October 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost of securities held long	$273,919,537
Gross unrealized appreciation	14,821,961
Gross unrealized (depreciation)	(15,695,673)
Net unrealized (depreciation) of investments in securities held long	$(873,712)
Net unrealized (depreciation) on short sales	$545,109
Net unrealized (depreciation) on securities	$(328,603)

9. Derivative Instruments & Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Notes to Financial Statements (continued)

October 31, 2017

this risk, the Fund used forward foreign currency contracts. The derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2017 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$25,467	$(31,554)

___________

1 Statement of Operations location: Net realized gain (loss) on — Forward foreign currency contracts

2 Statement of Operations location: Net change in unrealized appreciation (depreciation) on — Forward foreign currency contracts

The average outstanding volume of forward foreign currency contracts bought and sold measured at each month end and during the year ended October 31, 2017 was approximately $239,025 and $339,953, respectively.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk or to enhance return.

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is credit risk for the year ended October 31, 2017 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Credit Default Swap	$558,403	$(833)

___________

1 Statement of Operations location: Net realized gain (loss) on — Swap contracts

2 Statement of Operations location: Net change in unrealized appreciation (depreciation) on — Swap contracts

The average notional amount of swap contracts outstanding during the year ended October 31, 2017 was approximately $807,692.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund enters into credit default swap contracts to manage its credit risk, to gain a particular exposure to a credit risk, or to enhance return.

10. Revolving Credit Facility

On March 10, 2017, the Fund renewed a senior secured revolving credit facility agreement (the “Credit Agreement”) with the Bank of Nova Scotia that allows it to borrow up to $100,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund’s business, make dividends and distributions, and for general business purposes of the Fund. The loan is secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the year ended October 31, 2017 totaled $17,235 and are included in the interest expense and commitment fee line

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

item in the Statement of Operations. At October 31, 2017, the Fund had borrowings outstanding under the Credit Agreement of $83,000,000 at an interest rate of 2.3128%. For the year ended October 31, 2017, the average borrowings under the Credit Agreement and the average interest rate were $83,000,000 and 2.0282%, respectively.

11. Principal Risks

CONFLICTS OF INTEREST RISK — Because Avenue manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, Avenue receives fees from certain accounts that are higher than the fees received from the Fund, or receives a performance-based fee on certain accounts. In those instances, Avenue has an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent Avenue has proprietary investments in certain accounts or where the portfolio manager or other employees of Avenue have personal investments in certain accounts. Avenue has an incentive to favor these accounts over the Fund. Because Avenue manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, Avenue could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. Avenue has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

Conflicts of interest may arise where the Fund and other funds advised by Avenue or its affiliates (“Avenue funds”) simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one Avenue fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Avenue funds (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other Avenue funds, such other Avenue funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other Avenue funds were to lose their respective investments as a result of such difficulties, the Investment Adviser may have a conflict in recommending actions in the best interests of the Fund. In such situations, Avenue will seek to act in the best interests of each of the Avenue funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of Avenue. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by Avenue or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for Avenue between the interests of the Fund and the portfolio company, in that the ability of Avenue to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other Avenue funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved various policies

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these policies and procedures and any conflicts that may arise.

In the course of managing the Avenue funds or otherwise, Avenue or its respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by Avenue for other clients, and Avenue will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of Avenue may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

MARKET AND INTEREST RATE RISK — Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

RISKS OF CHANGES IN FIXED INCOME MARKET CONDITIONS — Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at historically low levels. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve has ended its Quantitative Easing program and has begun, and is expected to continue, to raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes, along with other economic, political or other factors, may cause the fixed income markets to experience increased volatility and reduced liquidity, causing the value of the Fund’s investments and its NAV per share to decline. The Fund may also experience increased portfolio turnover, which will increase the costs that the Fund incurs and may further lower the Fund’s performance. Certain Fund investments may also be difficult to value during such periods. In addition, to the extent the Fund invests in derivatives tied to fixed income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

While assets in fixed income markets have grown rapidly in recent years, the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. For example, primary dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. This reduction in marketmaking capacity may be a persistent change, to the extent it is resulting from broader structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

LEVERAGE RISK — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund’s leverage strategy will be utilized or that, if utilized, it will be successful.

RISKS ASSOCIATED WITH FOREIGN INVESTMENTS — Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. As a result of the credit crises, in recent years, the risks of investing in certain foreign securities have increased dramatically. The credit crises and the ongoing efforts of governments around the world to address the crises have also resulted in increased volatility and uncertainty in the United States and the global economy and securities markets, and it is impossible to predict the effects of these or similar events in the future on the United States and the global economy and securities markets or on the Fund’s investments, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

CREDIT RISK — Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

RISKS OF SENIOR LOANS — There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans generally are not registered with the SEC or any state commission and are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund’s net asset value and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s net asset value.

RISKS OF SHORT SALES — The Fund may engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it received from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. In addition, engaging in short selling may limit the Fund’s ability to fully benefit from increases in the fixed income markets.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

RISKS OF SWAPS — The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the counterparty to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. If Avenue is incorrect in its forecast of market values, interest rates, currency exchange rates or counterparty risk, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

12. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

•	Level 1 — Prices are determined using quoted prices in an active market for identical assets.

•

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

•

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2017 sought to maximize the use of observable inputs and minimized the use of unobservable inputs.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, active market trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior loans are valued using inputs which include broker-dealer quotes or quotes received from independent pricing services that take into account quotes received from broker-dealers or other market sources pertaining to the issuer or security. The Fund may also engage a third party appraiser or other valuation techniques to value these securities. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Equity Securities (Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

The following is a summary of the tiered valuation input levels, as of October 31, 2017. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the Schedule of Investments may materially differ from the value received upon actual sale of those investments.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investment Securities in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds & Notes	$—	$218,044,296	$—	$218,044,296
Senior Loans	—	27,893,727	1,376,158	29,269,885
Convertible Bonds	—	2,245,547	2,008	2,247,555
Municipal Bonds	—	386,750	—	386,750
Equity	—	—	6,364,413	6,364,413
Warrants	—	—	146,700	146,700
Investment Companies	17,131,335	—	—	17,131,335
Total Asset Position	$17,131,335	$248,570,320	$7,889,279	$273,590,934

Investments in a Liability Position
Securities Sold Short	(1,924,340)	—	—	(1,924,340)
Total Liability Position	$(1,924,340)	$—	$—	$(1,924,340)

Quantitative Information about Level 3 Fair Value Inputs

	Fair Value At October 31, 2017	Valuation Technique	Unobservable Input	Range
Senior Loans	$1,376,158	Third-Party Vendor	Vendor quotes	$5.00 - $99.75
Convertible Bonds	$2,008	Third-Party Vendor	Vendor quotes	$1.00
Equity	$6,364,413	Third-Party Vendor	Vendor quotes	$28.33
Warrants	$146,700	Black Scholes Option Pricing Model	Implied Volatility	32%

Securities from a Bank Loan and Equity were fair valued by Avenue’s Valuation Committee with a value of $0 as of October 31, 2017.

Avenue established a Valuation Committee (the “Committee”) which was responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operated under pricing and valuation policies and procedures established by the Fund and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities included: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Fund’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate. The Committee was also responsible for monitoring the implementation of the pricing policies by the Fund and third parties which perform certain pricing functions in accordance with the pricing policies. Avenue was responsible for the oversight of the third party on a day-to-day basis. The Committee and Avenue performed a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by the Committee.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Loans	Investments in Convertible Bonds	Investments in Corporate Bonds and Notes	Investments in Warrants	Investments in Equity	Total
Beginning as of October 31, 2016	$4,229,742	$40,160	$497,774	$191,746	$6,177,298	$11,136,720
Cost of purchases	—	—	43,798	—	—	43,798
Proceeds from sales	(1,813,653)	—	(15,548)	—	—	(1,829,201)
Transfers to Level 3	—	—	—	—	—	—
Transfers from Level 3	—	—	—	—	—	—
Accrued discount (premium)	9,816	—	11,498	—	—	21,314
Realized gains/(losses)	(5,483,036)	—	(670,388)	—	(31)	(6,153,455)
Change in net unrealized appreciation (depreciation)	4,433,289	(38,152)	132,866	(45,046)	187,146	4,670,103
Balance as of October 31, 2017	$1,376,158	$2,008	$—	$146,700	$6,364,413	$7,889,279

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2017	$(1,027,290)	$(38,152)	$—	$(45,046)	$187,116	$(923,372)

During the year ended October 31, 2017, there were no transfers between investment levels.

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

13. Other

On March 17, 2011, the Board approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund’s ability to make repurchases will also be subject to regulatory requirements and to the Fund’s ability to liquidate portfolio investments to raise cash for such repurchases. For the years ended October 31, 2017, 2016 and 2015, the Fund did not make any share repurchases.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (continued)
October 31, 2017

14. Subsequent Events

Management has evaluated events occurring subsequent to the date of the Statement of Assets and Liabilities through the date the financial statements were issued. No matters requiring adjustment to, or disclosure, in the financial statements were other than noted below.

The Fund declared the following dividends from net investment income subsequent to October 31, 2017:

Declaration Date	Amount per Share	Record Date	Payable Date
November 1, 2017	$0.12	November 13, 2017	November 30, 2017
December 1, 2017	$0.12	December 11, 2017	December 18, 2017
December 19, 2017	$0.12	December 29, 2017	January 08, 2018

Special Meeting of Shareholders.

At a meeting held on November 16, 2017 (the “Special Meeting”), the Fund’s shareholders voted to (i) approve a new investment advisory agreement (the “Advisory Agreement”) between the Fund and Aberdeen Asset Managers Limited (“AAML” or the “Adviser”); (ii) approve a sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Fund, AAML and Aberdeen Asset Management Inc. (“AAMI” and together with AAML, “Aberdeen”); and (iii) elect three trustees to the Board. In connection with the change in advisory arrangements, the Fund changed its name from “Avenue Income Credit Strategies Fund” to “Aberdeen Income Credit Strategies Fund” effective December 1, 2017.

The Advisory Agreement and Sub-Advisory Agreement became effective and AAML replaced Avenue as the Fund’s investment adviser on December 1, 2017. The terms of the Advisory Agreement are substantially similar to the terms of the advisory agreement between the Fund and Avenue previously in effect and the advisory fee rate payable to the Fund’s investment adviser has not changed. The Fund’s investment objective and policies have not changed as a result of the Advisory and Sub-Advisory Agreements. In connection with the change in advisory arrangements, AAMI replaced State Street Bank and Trust Company as the Fund’s administrator, effective December 1, 2017.

Effective November 29, 2017, the three trustees of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act resigned and were replaced by the three trustees elected at the Special Meeting by the Fund’s shareholders. Each of the trustees elected by the Fund’s shareholders at the Special Meeting is also not an “interested person” of the Fund as defined in the 1940 Act. Randolph Takian, an interested trustee prior to the Special Meeting, continues to serve as a trustee of the Fund. At a meeting held on November 29, 2017, the trustees of the Fund elected new officers of the Fund. Information regarding the Fund’s current trustees and officers is provided following the notes to the financial statements.

Proposal 1: To approve a new advisory agreement between the Fund and Aberdeen Asset Managers Limited:

	Shares Voted	Percentage of Shares Voted
For	6,765,334	90.6%
Against	461,162	6.2%
Withheld	242,163	3.2%

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)
Notes to Financial Statements (concluded)
October 31, 2017

Proposal 2: To approve a sub-advisory agreement by and among the Fund, Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc.:

		Percentage
	Shares Voted	of Shares Voted
For	6,752,610	90.4%
Against	463,446	6.2%
Withheld	252,603	3.4%

Proposal 3: To elect three Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualified, and each to take office only if Proposal 1 and Proposal 2 are both approved by shareholders of the Fund and only after resignation of the current Independent Trustees is effective:

Election of John Sievwright as a Class I Trustee of the Fund

		Percentage
	Shares Voted	of Shares Voted
For	6,925,880	92.7%
Withheld	542,779	7.3%

Election of Nisha Kumar as a Class II Trustee of the Fund

		Percentage
	Shares Voted	of Shares Voted
For	6,914,543	92.6%
Withheld	554,116	7.4%

Election of P. Gerald Malone as a Class III Trustee of the Fund

		Percentage
	Shares Voted	of Shares Voted
For	6,926,429	92.7%
Withheld	542,230	7.3%

The term of Randolph Takian, an Interested Class III Trustee, will continue beyond the Special Meeting of Shareholders.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Income Credit Strategies Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Aberdeen Income Credit Strategies Fund (formerly, Avenue Income Credit Strategies Fund) (the “Fund”), as of October 31, 2017, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for each of the years in the four-year period ended October 31, 2016 were audited by other independent registered public accountants, whose report thereon dated December 21, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 28, 2017

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Approval of Investment Advisory Agreement (unaudited)

Approval Process and Factors Considered by the Board of Trustees in Approving the Investment Advisory Agreement between the Fund and Aberdeen Asset Managers Limited

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the Board of Trustees (the “Board”) of Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund, the “Fund”), including a majority of its Trustees who are not affiliated with the Fund’s investment adviser (the “Independent Trustees”) voting separately, approve the Fund’s advisory agreement and the related fees for its initial term of two years and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement’s approval or continuation.

At an in-person meeting held on August 3, 2017, the Board, including all of the Independent Trustees voting separately, considered and unanimously approved a new advisory agreement (the “New Investment Advisory Agreement”) with Aberdeen Asset Managers Limited (“AAML”) and a new sub-advisory agreement (the “New Sub-Advisory Agreement”, and together with the New Investment Advisory Agreement the “New Advisory Agreements”) between the Fund, AAML and Aberdeen Asset Management Inc. (“AAMI”, and together with AAML, “Aberdeen”) that would replace the advisory agreement with the Fund’s former investment adviser, Avenue Capital Management II, L.P.

In advance of the August 3, 2017 meeting, the Board requested and received extensive information from AAML and AAMI to assist them in their review. The Board received and considered a variety of information about AAML and AAMI, as well as about the proposed advisory relationships. The Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the meeting. Prior to the August meeting, the Board also met on July 18, 2017 to discuss the proposal from Aberdeen to assume responsibilities for managing the Fund and met with senior executive officers of Aberdeen.

In the course of its deliberations, the Board noted that Avenue Capital Management II, L.P., the Fund’s former investment adviser (“Avenue”), reviewed and considered other potential alternatives for the Fund, including, but not limited to, advisory arrangements, and determined that the New Advisory Agreements with Aberdeen would be in the best interests of the Fund’s shareholders. The Trustees also considered how Aberdeen’s larger platform, financial strength and resources would provide greater long-term opportunities. The Trustees noted that Avenue explained that it had not yet begun to earn a profit with respect to the Fund because Avenue is still a relatively new entrant into the closed-end fund market, undertook significant expenses in launching the Fund and continues to invest significant amounts of its own resources into managing the Fund.

In approving the New Advisory Agreements, the Board discussed its duty to the Fund’s shareholders and noted that in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Nature, Extent and Quality of Services. The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Advisory Agreements. With respect to Aberdeen, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf. The Trustees reviewed and analyzed these responses, which included, among other things, information about the qualifications and experience of senior management and investment personnel who would be responsible for managing the Fund. The Trustees also had presentations from and information sessions with senior investment personnel of Aberdeen. The Trustees considered the information provided regarding the proposed portfolio

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Approval of Investment Advisory Agreement (unaudited) (continued)

management team and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of the Fund, Aberdeen would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees also noted that Aberdeen has advised the Trustees that it expects the portfolio turnover as a result of the transition to be low. In that regard, the Trustees were also informed that all expenses related to the Transaction would be borne by Avenue and Aberdeen.

The Trustees considered Aberdeen’s commitment to its asset management business and knowledge of the closed-end fund marketplace and its development and management of closed-end fund strategies. The Trustees also noted Aberdeen’s larger platform and experience with respect to registered funds and, in particular, closed-end funds and its increased global presence in the asset management business, and greater resources, which they determined would be beneficial to investors. The Trustees also considered Aberdeen’s experience with managing closed-end fund discounts.

The Trustees noted Aberdeen’s representation that, if Aberdeen were approved as the Fund’s investment manager, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and their shareholders, including administrative, regulatory and compliance services.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from Aberdeen as to the expected nature, extent and quality of the services to be provided to the Fund under the New Advisory Agreements.

Investment Performance. The Trustees considered the investment performance record of Aberdeen in managing accounts with investment strategies similar to those of the Fund. The Trustees evaluated the performance for the one-, three- and five-year periods ended May 31, 2017 of comparably managed Aberdeen funds in comparison to relevant benchmark indexes. Based on materials provided by Aberdeen about the investment performance achieved for these other accounts, the Trustees noted that Aberdeen had performance results generally comparable to, and in certain cases superior to, those attained by a relevant index. Based upon the investment performance information provided by Aberdeen, the Trustees concluded that Aberdeen’s track record suggested that it has the ability to provide investment advisory services of high quality to the Fund.

Fees and Economies of Scale. The Trustees considered that the advisory fee rate would remain at the same level under the New Advisory Agreements. The Trustees also considered Aberdeen’s proposed two-year cap on certain expenses and that the expense cap would be lower than the current cap. The Trustees noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale by itself, Aberdeen’s larger platform presented greater opportunities for the Fund to receive the benefits of economies of scale in a broader sense. Although there are no breakpoints proposed in the advisory fee rate, the Trustees also noted Aberdeen’s representation that it would endeavor to manage the Fund in a similar fashion to comparable accounts and thus would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for the Fund, including the expected reductions in the Fund’s cost of leverage and other reductions in the fees paid to Fund’s service providers, but noted that there can be no assurances that economies of scale will be achieved by Aberdeen.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Approval of Investment Advisory Agreement (unaudited) (concluded)

The Trustees also considered the proposed increase in administrative fees for the Fund of 0.11%. The Trustees noted that the administrative fees charged to the Fund would be the same fee charged to the fixed-income closed-end funds in the Aberdeen platform and that the increase would be accompanied by the benefits arising from the Fund being part of a larger platform with greater ability to take advantage of lower costs from service providers due to Aberdeen’s scale. Among other things, the Trustees considered Aberdeen’s expectation that its negotiation to lower the Fund’s cost of leverage by 0.06% would be successful, but noted that there can be no assurances that the negotiation would be successful. In that regard, the Trustees again noted that the Fund’s ordinary other expenses, excluding certain expenses, would be limited to 0.45% of the Fund’s average daily net assets attributable to the Fund’s common shares under the proposed letter agreement with AAML.

In order to evaluate better the advisory fee and net expenses, the Board compared the Fund’s fees and expenses to those of a group of registered closed-end funds selected by a third party data provider that it believes has comparable investment strategies and asset ranges. The Board also discussed with the data provider the information supplied for the August 3, 2017 meeting and the rationale for the group selected. Following its review, the Board concluded that it was satisfied with the fees and expenses universe presented in the third party data provider’s comparative information. Under the circumstances, the Board concluded that the proposed advisory fee is not excessive and that the advisory fee structure is appropriate.

Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen as a result of its relationship with the Fund. In this regard, the Trustees noted that, other than the administrative fee, Aberdeen would not be receiving any additional income or material ancillary benefits as a result of its relationship with the Fund. The Board considered other potential intangible “fall-out” benefits that may be received by Aberdeen and its affiliates as a result of Aberdeen’s relationship with the Fund, including potential reputational value, in consideration of the advisory fee. The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render Aberdeen’s fees excessive.

Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by Aberdeen under the New Advisory Agreements and the profitability to Aberdeen from its relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rates under the New Advisory Agreements. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen’s profitability actually would be affected by becoming the investment adviser to the Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with the Fund would not be excessive.

In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including all of the Independent Trustees, concluded that approval of the New Advisory Agreements is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the New Advisory Agreements.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

October 31, 2017 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, or on the Fund’s website at http://www.aberdeenacp.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Supplemental Information (unaudited)

Change In Independent Registered Public Accounting Firm

a) Dismissal of independent registered public accounting firm

On September 14, 2017, the Board of Trustees (the “Board”) of Avenue Income Credit Strategies Fund (the “Fund”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund. The Fund communicated the Board’s decision that PWC was dismissed on November 21, 2017. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2016 and October 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund has provided PwC with a copy of the foregoing disclosures and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Fund set forth above. A copy of PwC’s letter, dated November 22, 2017, is filed as Exhibit 16.1 to the Fund’s Form 8-K, dated November 22, 2017.

(b) Engagement of new independent registered public accounting firm

On September 14, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017, effective November 21, 2017 upon the completion of KPMG’s independence review. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

October 31, 2017 (unaudited)

Annual Meeting of Shareholders

On May 11, 2017, the Fund held its Annual Meeting of Shareholders (the “Meeting”) to consider and vote on the proposal set forth below. The following votes were recorded:

1. The election of two Class III Trustees to the Board of Trustees for a term of three years to expire at the 2020 annual meeting of Shareholders, or special meeting in lieu thereof, and until his successor has been duly elected and qualified.

Election of Randolph Takian as a Class III Trustee of the Fund

	Shares Voted	Percentage of Shares Voted
For	11,361,971	95.0%
Withheld	601,579	5.0%

Election of Joel Citron as a Class III Trustee of the Fund

	Shares Voted	Percentage of Shares Voted
For	11,366,205	95.0%
Withheld	597,345	5.0%

The terms of office of Julie Dien Ledoux and Darren Thompson, the remaining members of the Board of Trustees, continued after the Meeting.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the “Plan Agent”), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant’s account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent’s broker will buy the Fund’s shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent’s broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent’s broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent’s broker may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent’s broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent’s broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Summary of Dividend Reinvestment Plan (unaudited) (concluded)

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant’s notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant’s Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days’ notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Trustees and Officers (unaudited)

The names of the Trustees and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.”

Interested Trustee

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Randolph Takian** 399 Park Avenue, 6th Floor New York, NY 10022 Year of Birth: 1974	Class III Trustee	Term as Trustee expires 2020; Director since 2010	Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	1	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Independent Trustee

P. Gerald Malone c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, Pa 19103 Year of Birth: 1950	Chairman of the Board; Class III Trustee	Term expires 2020; Trustee since 2017

Mr. Malone is, by profession, a solicitor of over 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (pharmaceutical services) and fluidOil Ltd. (oil services). He also serves as a director of US company Rejuvenan llc (wellbeing services). He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as chairman of Ultrasis plc (healthcare software services company) until October 2014.

				26	None

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Trustees and Officers (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Nisha Kumar c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1970	Class II Trustee	Term expires 2019; Trustee since 2017	Ms. Kumar has been a Managing Director and the Chief Financial Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Nish is a member of the Counsel on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	3	Director of EDAC Technologies Corp

John Sievwright c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1955	Class III Trustee	Term expires 2018; Trustee since 2017	Non-Executive Director of NEX Group plc (since 2017) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014) (transport).	1	Director of NEX Group plc

*    Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and Aberdeen Greater China Fund, Inc. have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**       Mr. Takian is deemed to be an interested person due to a prior relationship with Aberdeen Asset Management Inc.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Trustees and Officers (unaudited) (continued)

Information Regarding Officers who are not Trustees

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President — Compliance	Since 2017	Currently, Vice President, Deputy Chief Risk Officer and Head of Conduct and Compliance, Americas for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2017	Currently, Senior Fund Administration Manager — US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2017

Currently, Director, Vice President and Head of Product — US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2017

Currently, CEO Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief Operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2017	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2017

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Steven Logan Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President	Since 2017

Currently, Global Head of High Yield. Steven joined Aberdeen following the SWIP acquisition in April 2014, where he was an Investment Director in 2001 before becoming Head of European High Yield in 2006.

Aberdeen Income Credit Strategies Fund (formerly known as Avenue Income Credit Strategies Fund)

Trustees and Officers (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since 2017

Currently, Vice President and Head of Fund Operations, Traditional Assets - Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009

Ben Packenham Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Vice President	Since 2017

Currently, Deputy Global Head of High Yield. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors, where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund.

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2017

Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2017	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

*   Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Trustees next following the annual meeting of shareholders. The officers were last elected on November 29, 2017.

** Messrs. Andolina, Goodson, Hendry, Keener, Logan, Pakenham and Pittard and Mses. Ferrari, Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and Aberdeen Greater China Fund Inc., each of which may be deemed to be part of the same “Fund Complex” as the Fund.

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Aberdeen Income Credit Strategies Fund	Aberdeen Asset Managers Limited
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Trustees
P. Gerald Malone, Chairman of the Board
Nisha Kumar
John Sievwright
Randolph Takian

Officers	Aberdeen Income Credit Strategies Fund
Christian Pittard, President
Joseph Andolina, Chief Compliance Officer and Vice
President, Compliance
Megan Kennedy, Vice President and Secretary
Andrea Melia, Treasurer and Chief Financial Officer
Martin J. Gilbert, Vice President
Alan Goodson, Vice President
Bev Hendry, Vice President
Steven Logan, Vice President
Ben Pakenham, Vice President
Lucia Sitar, Vice President
Sharon Ferrari, Assistant Treasurer	ANNUAL REPORT October 31, 2017
Matthew Keener, Assistant Secretary

Investment Adviser
Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Dividend Paying Agent, Transfer Agent
and Registrar
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public
Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Custodian
State Street Bank and Trust Company
1 Heritage Drive, 3rd Floor
North Quincy, MA 02171

Item 2 —     Code of Ethics.

(a)               As of October 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)               Not Applicable

(c)                Following Aberdeen Asset Managers Limited’s appointment as Investment Adviser effective December 1, 2017, the Registrant adopted a new Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  The Code of Ethics was adopted by the Registrant to align with the Code of Ethics of other registered investment companies advised by the Investment Manager or its affiliates.

(d)               The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)                Not Applicable

(f)                 A copy of the Registrant’s Code of Ethics is filed as an exhibit hereto.

Item 3 —    Audit Committee Financial Expert.

The Registrant’s Board of Trustee has determined that Nisha Kumar, a member of the Board of Trustees’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Kumar as the Audit and Valuation Committee’s financial expert. Ms. Kumar is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 —    Principal Accountant Fees and Services.

(a) — (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2017	$92,500	$0	$11,000	$0
October 31, 2016(2)	$130,000	$0	$11,220	$0

(1)         The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(2)         Fees for the fiscal year ended October 31, 2016 were paid to the Registrant’s prior independent public accounting firm.

(e)(1)          The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination,  the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.  The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal year ended October 31, 2017, KPMG billed $648,700 for aggregate non-audit fees for services to the Registrant, to the Registrant’s Investment Adviser and to the Registrant’s Administrator.  For the fiscal year ended October 31, 2016,

PricewaterhouseCoopers LLP, the Registrant’s prior independent registered public accounting firm, billed aggregate non-audit fees of $5,177,346 to Avenue Capital Management II, L.P., (“Avenue”) and to other entities controlling, controlled by or under common control with Avenue, the Registrant’s investment adviser.

(h)                       The Registrant’s Audit and Valuation Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 —    Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2017, the Audit and Valuation Committee members were:

Darren Thompson

Joel Citron

Julie Dien Ledoux

(b)                     Not applicable.

Item 6 —    Investments.

(a)                        Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)                        Not applicable.

Item 7 —     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Trustees has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Adviser are included as Exhibit (e).

Item 8 -              Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Steven Logan Global Head of High Yield	Responsible for Global High Yield

Currently, Head of Global High Yield. Mr. Logan joined Aberdeen Asset Management in April 2014. From 2001-2014 Mr. Logan was an Investment Director (2001-2006) and Head of European High Yield (2006-2014) with Scottish Widows Investment Partnership

Ben Pakenham Deputy Global Head of High Yield	Responsible for Global High Yield

Currently, Deputy Global Head of High Yield. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors (from 2008-2011), where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Prior to Henderson Global Investors, Mr. Pakenham was an Assistant Fund Manager on the High Yield Funds at New Star Asset Management (2005-2008).

Matthew Kence Senior Vice President Credit	Responsible for Global High Yield

Currently Senior Vice President Credit. Mr. Kence joined Standard Life Investments in 2010. Prior to joining Standard Life Investments, Mr. Kence worked at a number of companies including MFS Investment Management and Gannett Welsh & Kotler. Matt has 8 years’ investment experience at Standard Life Investments with 15 years’ experience in the industry

Erlend Lochen Head of US Credit and Global High Yield	Responsible for US Credit and Global High Yield

Currently Head of US Credit and Global High Yield. Mr. Lochen joined Standard Life Investments in 2001 . Prior to joining Standard Life Investments, Mr. Lochen worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Mr. Lochen has 16 years’ investment experience at Standard Life Investments and 21 years’ experience in the industry.

(a)(2) The information in the table below is as of October 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Steven Logan	Registered Investment Companies	1	$294.42	0	$0
	Pooled Investment Vehicles	6	$1,788.15	0	$0
	Other Accounts	4	$340.48	1	$154.30
Ben Pakenham	Registered Investment Companies	1	$294.42	0	$0
	Pooled Investment Vehicles	6	$1,788.15	0	$0
	Other Accounts	4	$340.48	1	$154.30
Matthew Kence	Registered Investment Companies	1	$294.42	0	$0
	Pooled Investment Vehicles	6	$1,788.15	0	$0
	Other Accounts	4	$340.48	1	$154.30
Erlend Lochen	Registered Investment Companies	1	$294.42	0	$0
	Pooled Investment Vehicles	6	$1,788.15	0	$0
	Other Accounts	4	$340.48	1	$154.30

Total assets are as of October 31, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.33.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and to consider market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2017
Steven Logan	$0
Ben Pakenham	$0
Matthew Kence	$0
Erlend Lochen	$0

(b) Not applicable.

Item 9 —     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2016 through November 30, 2016	0	$0.00	0	1,307,407
December 1, 2016 through December 31, 2016	0	$0.00	0	1,307,407
January 1, 2017 through January 31, 2017	0	$0.00	0	1,307,407
February 1, 2017 through February 28, 2017	0	$0.00	0	1,307,407
March 1, 2017 through March 31, 2017	0	$0.00	0	1,307,407
April 1, 2017 through April 30, 2017	0	$0.00	0	1,307,407
May 1, 2017 through May 31, 2017	0	$0.00	0	1,307,407
June 1, 2017 through June 30, 2017	0	$0.00	0	1,307,407
July 1, 2017 through July 31, 2017	0	$0.00	0	1,307,407
August 1, 2017 through August 31, 2017	0	$0.00	0	1,307,407
September 1, 2017 through September 30, 2017	0	$0.00	0	1,307,407
October 1, 2017 through October 31, 2017	0	$0.00	0	1,307,407
Total	0	$0.00	0	—

(1) The Registrant’s share repurchase program was authorized by the Board of Trustees on March 17, 2011. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any calendar year.

Item 10 — Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 — Controls and Procedures.

(a)               The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)               There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits.

(a)(1)                  Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)                                  Proxy Voting Policy of Registrant.

(d)                                 Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Income Credit Strategies Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 8, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Income Credit Strategies Fund

Date:	January 8, 2018

EXHIBIT LIST

12(a)(1) — Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

12(a)(2) — Rule 30a-2(a) Certifications

12(b) — Rule 30a-2(b) Certifications

12(c) — Proxy Voting Policy of Registrant.

12(d) —Investment Adviser’s Proxy Voting Policies